                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,

In connection with the Quarterly Report of West Coast Bancorp (the "Company") on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Robert D. Sznewajs                      /s/ Anders Giltvedt
-------------------------                   -----------------------------------
Chief Executive Officer                     Executive Vice President and
and President                               Chief Financial Officer
May 10, 2004                                May 10, 2004